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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 3, 2000
                                                        ------------------------


                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-30362                                                        74-2846643
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(Commission File Number)                                       (IRS Employer
                                                             Identification No.)



9390 Research Boulevard, Suite II-300, Austin, Texas               78759
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         Agreement and Plan of Merger and Reorganization with Polaris Communications, Inc.

                  On February 3, 2000, we entered into an Agreement and Plan of Merger and Reorganization with Polaris Communications, Inc. The agreement sets forth the terms and conditions of our proposed acquisition of Polaris by means of a merger of a wholly-owned subsidiary of Crossroads with and into Polaris after which Polaris would become a wholly-owned subsidiary of Crossroads. This acquisition will be accounted for as a purchase. The completion of this transaction is subject to the satisfaction of a number of conditions, including approval by the shareholders of Polaris and the completion of a fairness hearing under Oregon law. A copy of our press release with respect to the merger is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 5.


         Resignation of Wo Overstreet as a Director

                  On February 4, 2000, Wo Overstreet resigned as a member of our board of directors. Ms. Overstreet had served as a director since March 1997 and was a member of the compensation committee. Ms. Overstreet resigned for personal reasons and to pursue other professional interests, not due to any disagreement between Ms. Overstreet and Crossroads.

ITEM 7.  EXHIBITS.

         (c)      Exhibits.

                  99.1.  Press release dated February 3, 2000.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     CROSSROADS SYSTEMS, INC.



Dated:  February 11, 2000                            By: /s/ Brian R. Smith
                                                        ------------------------
                                                         Brian R. Smith
                                                         Chief Executive Officer




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 99.1.                   Press release dated February 3, 2000.